Fees Summary	Feb. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 91,066,559.63
Previously Paid Amount	0
Total Fee Amount	13,942.29
Total Offset Amount	0
Net Fee	$ 13,942.29